NATIONS INSTITUTIONAL RESERVES
                  (formerly known as The Capital Mutual Funds)

     Supplement dated September 1, 1998 to Prospectuses dated September 1, 1998

The prospectuses for the Advisor Class, Capital Class, Liquidity Class and Market Class Shares of the funds of Nations Institutional Reserves are hereby supplemented as follows:

         NationsBank of Texas, N.A. ("NationsBank Texas"), the custodian for the assets of the funds of Nations Institutional Reserves (the "Funds"), merged into NationsBank, N.A. ("NationsBank") on May 6, 1998. NationsBank assumed NationsBank Texas' role as custodian on that date. It is expected that on or about September 15, 1998, The Bank of New York, the sub-custodian for the Funds, will replace NationsBank as custodian, and that the Funds will no longer be served by both a sub-custodian and custodian.